Exhibit 10.4(a)

Amendment to Vested Option Awards

This Amendment to the terms of the outstanding options previously awarded to Greg Summe (the “Officer”) is made pursuant to the provisions of the amended and restated employment agreement between the Officer and PerkinElmer, Inc. (the “Company”) dated as of July 26, 2004.

The option agreements relating to the outstanding options previously awarded to the Officer, dated as of January 20, 1999; as of January 7, 2000; as of April 25, 2001 and as of October 22, 2003, are amended by adding the following language thereto:

“Following a “change of control” of the Company (as defined in an employment agreement between the Company and the Officer as from time to time in effect), your vested options shall remain exercisable through the period ending on the earlier of:

(A)	the later of (I) the third anniversary of the Change in Control or (II) the first anniversary of the date your employment with the Company terminates, or

(B)	the expiration of the original term of the option.”

This Amendment made as of the 27th day of July 2004.

PERKINELMER, INC.

By:	/s/ Richard F. Walsh
Richard F. Walsh Senior Vice President, Human Resources

Exhibit 10.4(b)

Amendment to Vested Option Awards

This Amendment to the terms of the outstanding options previously awarded to Robert Friel (the “Officer”) is made pursuant to the provisions of the amended and restated employment agreement between the Officer and PerkinElmer, Inc. (the “Company”) dated as of June 23, 2004.

The option agreements relating to the outstanding options previously awarded to the Officer, dated as of February 1, 1999; as of January 7, 2000; as of April 25, 2001; and as of October 22, 2003, are amended by adding the following language thereto:

“Following a “change of control” of the Company (as defined in an employment agreement between the Company and the Officer as from time to time in effect), your vested options shall remain exercisable through the period ending on the earlier of:

(A)	the later of (I) the third anniversary of the Change in Control or (II) the first anniversary of the date your employment with the Company terminates, or

(B)	the expiration of the original term of the option.”

This Amendment made as of the 23rd day of June 2004.

PERKINELMER, INC.

By:	/s/ Richard F. Walsh
Richard F. Walsh
Senior Vice President, Human Resources